Exhibit 10.5

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE SECURITIES ACQUIRED HEREUNDER ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND RESALE UNDER A STOCKHOLDERS AGREEMENT AND REGISTRATION RIGHTS AGREEMENT AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND OTHER APPLICABLE LAWS PURSUANT TO REGISTRATION OR EXEMPTION FROM REGISTRATION REQUIREMENTS THEREUNDER AND UNDER SUCH STOCKHOLDERS AGREEMENT AND REGISTRATION RIGHTS AGREEMENT.

FOUNDER ROLLOVER AGREEMENT

This Founder Rollover Agreement (this “Agreement”) is made as of June 14, 2007 among Kangaroo Holdings, Inc. (the “Company”) and each of the stockholders of OSI Restaurant Partners, Inc. (the “Target”) listed on Schedule 1 hereto as holding the “Rollover Shares” listed thereon (each, a “Rollover Investor” and, collectively, the “Rollover Investors”).

RECITALS

The Company has entered into an Agreement and Plan of Merger, dated as of November 5, 2006 (the “Merger Agreement”), by and between the Company, a Delaware corporation, Kangaroo Acquisition, Inc. (the “Merger Sub”), a Delaware corporation, and the Target, pursuant to which the Merger Sub will merge with and into the Target (the “Merger”) on the terms and subject to the conditions set forth in the Merger Agreement.

The Company owns all of the common stock of Merger Sub.

Under the Amended and Restated Certificate of Incorporation of the Company, as in effect on the date hereof (the “Company’s Charter”), the Company is authorized to issue shares of common stock, par value $0.01 per share (the “Company Common Stock”).

Each Rollover Investor holds shares in the Target. As contemplated under Section 2.1(b) of the Merger Agreement, each Rollover Investor is willing to acquire, and the Company is willing to issue and transfer to such Rollover Investor, the number of shares of Company Common Stock set forth opposite the name of such Rollover Investor on Schedule 1 hereto in exchange for the contribution of such Rollover Investor’s Rollover Shares to the Company, all on the terms and subject to conditions set forth in this Agreement.

Each Rollover Investor will contribute such Rollover Investor’s Rollover Shares to the Company contemporaneously with the acquisition of shares of the Company Common Stock by Bain Capital (OSI) IX, L.P., Bain Capital (OSI) IX Coinvestment, L.P., BCIP TCV, LLC, Bain Capital Integral Investors 2006, LLC, BCIP Associates - G, Catterton Partners VI - Kangaroo, L.P., Catterton Partners VI - Kangaroo Coinvest, L.P. and certain other persons in a single, integrated transaction.

On the date hereof, the Company, each Rollover Investor, Bain Capital (OSI) IX, L.P., Bain Capital (OSI) IX Coinvestment, L.P., BCIP TCV, LLC, Bain Capital Integral Investors 2006, LLC, BCIP Associates - G, Catterton Partners VI - Kangaroo, L.P., Catterton Partners VI -

Kangaroo Coinvest, L.P. and all other stockholders of the Company are entering into both a stockholders agreement (the “Stockholders Agreement”) and a registration rights agreement (the “Registration Rights Agreement”), each dated as of the date hereof and together setting forth certain agreements with respect to, among other things, the management of the Company and transfers of its shares in various circumstances.

AGREEMENT

In consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Definitions. Capitalized terms defined in the Merger Agreement and used but not otherwise defined in this Agreement are used herein as so defined in the Merger Agreement.

2. Sale and Acquisition of Rollover Securities.

2.1. In consideration for the contribution to the Company of the Rollover Shares set forth opposite the name of such Rollover Investor on Schedule 1 hereto, and on the terms and subject to the conditions hereof, the Company hereby agrees to issue to each Rollover Investor, and, by acceptance hereof, such Rollover Investor agrees to acquire from the Company for investment, on the Closing Date immediately prior to the Effective Time, the number of shares of Company Common Stock set forth opposite the name of such Rollover Investor on Schedule 1 hereto (the “Exchange”). The shares of Company Common Stock being acquired in the Exchange by a Rollover Investor hereunder are referred to herein as such Rollover Investor’s “Rollover Securities.”

2.2. The Exchange will take place at the same time and location as, and will be substantially contemporaneous with, the acquisition of shares of Company Common Stock by Bain Capital (OSI) IX, L.P., Bain Capital (OSI) IX Coinvestment, L.P., BCIP TCV, LLC, Bain Capital Integral Investors 2006, LLC, BCIP Associates - G, Catterton Partners VI - Kangaroo, L.P. and Catterton Partners VI - Kangaroo Coinvest, L.P., and the Exchange and such acquisition will occur immediately prior to the Effective Time under the Merger Agreement. If the Merger Agreement is terminated, this Agreement will automatically terminate and be without further force and effect. In the event that the Exchange has taken place and this Agreement is subsequently terminated pursuant to the preceding sentence, the Company shall promptly redeem from each Rollover Investor the Rollover Securities in exchange for a return of the Rollover Shares.

2.3. The Exchange is intended to qualify as a tax-free exchange with respect to each Rollover Investor under Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”). No party hereto will take a position inconsistent with the preceding sentence on any tax return or otherwise unless required pursuant to a final determination (as defined in Section 1313 of the Code).

2.4. Immediately prior to the Effective Time, against delivery to the Company by a Rollover Investor of his, her or its Rollover Shares contemplated by Section 2.1 hereof duly endorsed, the Company will deliver to such Rollover Investor certificates for the Rollover Securities to be acquired by such Rollover Investor, registered in the name of such Rollover Investor.

2.5. The Rollover Securities will be subject to the terms and conditions of the Stockholders Agreement as “Founder Shares,” and to the terms and conditions of the Registration Rights Agreement.

3. Representations and Warranties of the Company. The Company represents and warrants to each Rollover Investor, as of the date hereof and as of the Closing Date, that:

3.1. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has delivered to the Rollover Investors true and complete copies of the Company’s Charter and the By-Laws of the Company as in effect on the date hereof. Such documents will be in effect in such form on the Closing Date. The Company is not in material violation of any of the provisions of such documents. The Company has the corporate power and authority necessary to carry on its business as now being conducted and as proposed to be conducted immediately after the Merger.

3.2. The Company has taken all corporate action required to authorize the execution and delivery of this Agreement, the Stockholders Agreement, the Registration Rights Agreement and the issuance of the Rollover Securities. The Company has the corporate power and authority to execute and deliver this Agreement, the Stockholders Agreement and the Registration Rights Agreement, and to perform its obligations hereunder and thereunder, including, without limitation, issuing the Rollover Securities. Each of this Agreement, the Stockholders Agreement and the Registration Rights Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

3.3. The Rollover Securities, when issued in exchange for the Rollover Shares as contemplated by Section 2.1 hereof, will be duly authorized, validly issued, fully paid and non-assessable, free and clear of restrictions on transfer, other than those set forth in the Stockholders Agreement, the Registration Rights Agreement and applicable federal and state securities laws.

3.4. Neither the Company nor any of its subsidiaries has conducted any material business or entered into any material transactions or incurred any material liability other than in connection with the formation of the Company, the Merger Agreement, the transactions contemplated hereby and thereby and the financing thereof.

3.5. On the Closing Date, following the consummation of the transactions contemplated by the Merger Agreement, and after giving effect to the issuance of Company Common Stock to the Investors, Other Investors, Founders and Managers (each as defined in the Stockholders Agreement), 129,518,594 shares of Company Common Stock will be issued and outstanding, no other shares of capital stock of the Company will be issued and outstanding and such shares of Company Common Stock will be owned, beneficially and of record, by the persons and in the amounts set forth in Schedule 2 hereto. On the Closing Date, all of the issued and outstanding shares of Company Common Stock will have been duly authorized and validly issued and will be fully paid and non-assessable. Except as set forth on Schedule 2, and as set forth in this Agreement, the Employee Rollover Agreements with certain employees of the Company, dated as of the date hereof (the “Employee Rollover Agreements”), the Subscription Agreements with certain employees of the Company, dated as of the date hereof (the “Employee Subscription Agreements”) and the Investor Subscription Agreement by and among the Company and Bain Capital (OSI) IX, L.P., Bain Capital (OSI) IX Coinvestment, L.P., BCIP TCV, LLC, Bain Capital Integral Investors 2006, LLC, BCIP Associates - G, Catterton Partners VI - Kangaroo, L.P. and Catterton Partners VI - Kangaroo Coinvest, L.P., dated as of the date hereof (the “Investor Subscription Agreement”), and except pursuant to the Kangaroo Holdings, Inc. 2007 Equity Incentive Plan and grants thereunder, the Company has not granted any outstanding options, rights or other securities convertible into or exchangeable or exercisable for shares of Company Common Stock or other equity securities of the Company, or made or entered into any other commitments or agreements providing for the issuance of additional shares, the sale of treasury shares or for the repurchase or redemption of shares of Company Common Stock or other equity securities of the Company, and there are no agreements of any kind which may obligate the Company to issue, purchase, redeem or otherwise acquire any shares of Company Common Stock or other equity securities of the Company except as reflected on Schedule 2. Except as set forth on Schedule 2, and as set forth in this Agreement, the Employee Rollover Agreements, the Employee Subscription Agreements, the Investor Subscription Agreement, the Stockholders Agreement and the Registration Rights Agreement, there are no stockholder agreements, voting trusts, proxies or other agreements or understandings with respect to or concerning the purchase, sale or voting of the Company Common Stock to which the Company is a party or by which the Company is bound. The Company has delivered to the Rollover Investors true and complete copies of the Employee Rollover Agreements and the Investor Subscription Agreement as in effect on the date hereof. Such agreements will be in effect in such form on the Closing Date.

4. Representations and Warranties of the Rollover Investors. Each Rollover Investor (severally, on behalf of himself only, and not jointly) represents and warrants to the Company, as of the date hereof and as of the Closing Date, that:

4.1. Such Rollover Investor has full legal capacity, power and authority to execute and deliver this Agreement, the Stockholders Agreement, the Registration Rights Agreement and to perform such Rollover Investor’s obligations hereunder and thereunder. Each of this Agreement, the Stockholders Agreement and the Registration Rights Agreement has been duly executed and delivered by such Rollover Investor, and each of this Agreement, the Stockholders Agreement and the Registration Rights Agreement constitutes the legal, valid and binding obligation of such Rollover Investor, enforceable against him in accordance with its terms.

4.2. Such Rollover Investor is the record and beneficial owner of the outstanding Rollover Shares set forth opposite such Rollover Investor’s name on Schedule 1 hereto, and has good and marketable title to such Rollover Shares, free and clear of all encumbrances except as are imposed by applicable securities laws. Such Rollover Investor has full right, power and authority to transfer and deliver to the Company valid title to the Rollover Shares held by such Rollover Investor, free and clear of all encumbrances. Immediately following the Exchange, the Company will be the record and beneficial owner of such Rollover Shares, and have good and marketable title to such Rollover Shares, free and clear of all encumbrances except as are imposed by applicable securities laws or created by the Company. Except pursuant to this Agreement, there is no contractual obligation pursuant to which such Rollover Investor has, directly or indirectly, granted any option, warrant or other right to any Person to acquire any Rollover Shares.

4.3. Such Rollover Investor has been advised that the Rollover Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws, or unless an exemption from such registration requirements is available. Such Rollover Investor is aware that the Company is under no obligation to effect any such registration with respect to the Rollover Securities (except solely to the extent provided in the Registration Rights Agreement) or to file for or comply with any exemption from registration.

4.4. Such Rollover Investor is aware that such Rollover Investor may sell, transfer or otherwise dispose of the Rollover Securities only in a manner consistent with the Securities Act and the terms and conditions set forth in this Agreement, the Stockholders Agreement and the Registration Rights Agreement.

4.5. Such Rollover Investor (a) is acquiring the Rollover Securities for such Rollover Investor’s own account, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof in violation of the Securities Act, (b) has no present intention of selling, granting any participation in or otherwise distributing the Rollover Securities and (c) is under no obligation, contractual or otherwise, to sell, transfer or pledge any Rollover Securities, or grant any participation interest in any Rollover Securities, to any person.

4.6. Such Rollover Investor is an accredited investor within the meaning of Regulation D under the Securities Act.

4.7. Such Rollover Investor’s financial condition is such that such Rollover Investor is able (a) to bear the economic risk of holding the Rollover Securities for an indefinite period of time, and (b) to incur a complete loss of such Rollover Investor’s entire investment in such Rollover Securities.

4.8. Such Rollover Investor has such knowledge and experience in financial and business matters that he or she is capable of evaluating the risks and merits of such investment.

4.9. Such Rollover Investor has been afforded the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Rollover Securities, and to obtain information reasonably necessary for him to evaluate the offering.

4.10. Such Rollover Investor agrees to accept the Rollover Securities in the condition they are in immediately prior to the Effective Time based upon such Rollover Investor’s own inspection, examination and determination with respect to such Rollover Securities as to all matters, and without reliance upon any express or implied representations or warranties of any nature, whether in writing, orally or otherwise, made by or on behalf of or imputed to the Company, Merger Sub, Target or any of their respective affiliates, except as expressly set forth herein.

5. Conditions to Acquisition and Issuance of Rollover Securities.

5.1. The Company’s obligation to issue and sell Rollover Securities to a Rollover Investor is subject to the satisfaction of the following conditions with respect to such Rollover Investor:

(a) all representations and warranties of such Rollover Investor contained in this Agreement will be true and correct as of the Closing, and consummation of the subscriptions contemplated hereby will constitute a reaffirmation by such Rollover Investor that all representations and warranties of such Rollover Investor contained in this Agreement are true and correct as of the Closing;

(b) no supranational, national, provincial, federal, state, local or other government, regulatory or administrative authority, or any court, tribunal, or judicial or arbitral body (a “Governmental Authority”) will have enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the subscriptions contemplated hereby illegal, or otherwise preventing or prohibiting consummation of the subscription contemplated hereby;

(c) on the Closing Date, following (but substantially contemporaneously with) the Exchange, all conditions to the Company’s obligation to close under the Merger Agreement will have been satisfied or waived by the Company; and

(d) on or before the Closing Date, substantially contemporaneously with the Exchange, each Rollover Investor will have duly executed and delivered to the Company a counterpart of the Stockholders Agreement and the Registration Rights Agreement.

5.2. Each Rollover Investor’s obligation to contribute Rollover Shares to the Company and to acquire Rollover Securities in exchange therefor is subject to the satisfaction of the following conditions:

(a) all representations and warranties of the Company contained in this Agreement will be true and correct as of the Closing, and consummation of the Closing will constitute a reaffirmation by the Company that all the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing;

(b) no Governmental Authority will have enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the subscriptions contemplated hereby illegal, or otherwise preventing or prohibiting consummation of the subscription contemplated hereby;

(c) all conditions to the consummation of the transactions contemplated by the Merger Agreement and the Investor Subscription Agreement will have been met or waived by the applicable parties entitled to waive such conditions on or before the Closing Date, other than such conditions as are to be satisfied at the closing of such transactions or such conditions as will be satisfied upon the contribution to the Company of the equity contemplated by the Investor Subscription Agreement;

(d) on the Closing Date, substantially contemporaneously with the Exchange, the Investors and the Other Investors shall have purchased the shares of Company Common Stock pursuant to the Investor Subscription Agreement; and

(e) at or prior to the Exchange, each party other than such Rollover Investor will have duly executed and delivered to such Rollover Investor a counterpart of the Stockholders Agreement and the Registration Rights Agreement.

6. Information Rights.

6.1. Financial and Other Information. The Company shall provide, or cause to be provided, to each Rollover Investor, the following information:

6.1.1 Annual Reports. As soon as available, and in any event within 90 days after the end of each fiscal year, the consolidated balance sheet of the Company and its subsidiaries as at the end of such fiscal year, and the consolidated statements of income, cash flows and stockholders’ equity for such fiscal year of the Company and its subsidiaries, accompanied by the audit report of independent certified public accountants of recognized national standing with respect thereto.

6.1.2 Quarterly Reports. As soon as available, and in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year, the unaudited consolidated balance sheet of the Company and its subsidiaries as at the end of such fiscal quarter, and the consolidated statements of income, cash flows and stockholder’s equity for such fiscal quarter and the portion of the fiscal year then ended with such fiscal quarter of the Company and its subsidiaries.

6.1.3 Monthly Reports. As soon as available, and in any event within 30 days after the end of each fiscal month, other than the last month of any fiscal quarter or of the fiscal year, the unaudited consolidated balance sheet of the Company and its subsidiaries as at the end of such fiscal month, and the consolidated statements of income, cash flows and stockholder’s equity for such fiscal month and the portion of the fiscal year then ended with such fiscal month of the Company and its subsidiaries.

If, at any time, the Company is required by the rules and regulations of the SEC to file annual and quarterly reports electronically with the SEC through the SEC’s Electronic Data Gathering, Analysis and Retrieval System (or any successor system), or is voluntarily filing such reports, then the obligations of the Company under Sections 6.1.1 and 6.1.2 above shall be satisfied by the making of such filings.

6.2. Confidentiality. Each Rollover Investor covenants and agrees that if he, she or it receives information under this Section 6, he, she or it shall keep confidential all information, materials and documents concerning the business of the Company and its subsidiaries furnished by, or on behalf of, the Company or its subsidiaries, or otherwise acquired by him (the “Confidential Information”). Notwithstanding the foregoing, a Rollover Investor shall be permitted to disclose Confidential Information: (a) to the extent required by applicable laws and regulations, or by any subpoena or similar legal process, or to the extent requested by any governmental agency or authority; (b) to the extent such Confidential Information (i) becomes publicly available other than as a result of a breach of this Agreement by such Rollover Investor, (ii) becomes available to such Rollover Investor on a non-confidential basis from a source other than the Company or its subsidiaries or (iii) was available to such Rollover Investor on a non-confidential basis prior to its disclosure to such Rollover Investor by the Company or its subsidiaries; or (c) to the extent the Company or its subsidiaries shall have consented to such disclosure in writing.

6.3. Period. The provisions of Section 6.1 hereof shall expire on the closing of the initial underwritten public offering and sale of Company Common Stock for cash pursuant to an effective registration statement under the Securities Act, after which the Company Common Stock is listed on a national securities exchange (the “Initial Public Offering”).

7. Indemnities.

7.1. The Company will indemnify, exonerate and hold each Rollover Investor and each of his, her or its respective partners, members, and equityholders, affiliates, directors, officers, fiduciaries, employees and agents and each of the partners, members, shareholders, affiliates, directors, officers, fiduciaries, employees and agents of each of the foregoing (collectively, the “Indemnitees”) free and harmless from and against any and all actions, causes of action, suits, losses, liabilities and damages, and expenses in connection therewith, including, without limitation, reasonable attorneys’ fees and disbursements (collectively, the “Indemnified Liabilities”), incurred by the Indemnitees or any of them as a result of, arising out of or relating to any breach of any representation, warranty or agreement in this Agreement by the Company. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Company hereby agrees to make the maximum contribution to the payment and satisfaction of each of such Indemnified Liabilities that is permissible under applicable law.

7.2. Each Rollover Investor (severally and not jointly) will indemnify, exonerate and hold the Company and its shareholders (other than such Rollover Investor), and their respective Indemnitees (other than those of such Rollover Investor and such Rollover Investor’s affiliates) harmless from and against any and all Indemnified Liabilities incurred by any of them as a result of, arising out of or relating to any breach of any representation, warranty or agreement in this Agreement by such Rollover Investor; provided, that each Rollover Investor shall be liable only to the extent of the value of such Rollover Investor’s Rollover Securities. If and to the extent that the foregoing undertaking may be unenforceable for any reason, such Rollover Investor hereby agrees to make the maximum contribution to the payment and satisfaction of each of such Indemnified Liabilities that is permissible under applicable law.

8. Restrictions on Transfer.

8.1. Restrictive Securities Act Legend. All certificates representing Rollover Securities will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT COVERING THE TRANSFER OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER, THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.”

8.2. Termination of 8.1 Restrictions. The restrictions imposed by Section 8 hereof upon the transferability of Rollover Securities will cease and terminate as to any particular Rollover Securities (a) when, in the reasonable opinion of Ropes & Gray LLP or other counsel reasonably acceptable to the Company, such restrictions are no longer required in order to assure compliance with the Securities Act, or (b) when such Rollover Securities have been registered under the Securities Act or transferred pursuant to Rule 144 thereunder. Whenever such restrictions cease and terminate as to any Rollover Securities, or such Rollover Securities are transferable under paragraph (k) of Rule 144, the holder thereof will be entitled to receive from the Company, without expense, new certificates not bearing the legend set forth in Section 8.1 hereof.

9. Miscellaneous.

9.1. Entire Agreement. This Agreement and the other agreements referred to herein set forth the entire understanding among the parties with respect to the subject matter hereof and supersede all agreements and understandings between the parties or their respective affiliates relating to equity securities of the Company, Target or their affiliates or any rights or obligations relating thereto, including, without limitation, any stock redemption agreement between a Rollover Investor and Target.

9.2. Notices. Any notices and other communications required or permitted in this Agreement will be effective if in writing and delivered as provided in Section 11.2 of the Stockholders Agreement.

9.3. Amendment.

(a) This Agreement can be amended or modified only by an instrument in writing signed by the party against whom enforcement of such change is sought.

(b) No failure or delay by any party in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies herein provided will be cumulative and not exclusive of any rights or remedies provided by law.

9.4. Expenses. The Company shall bear its and the Rollover Investors’ costs and expenses in connection with or relating to the preparation, negotiation and execution of this Agreement, and the consummation of the other transactions contemplated hereby (and any and all amendments, modifications, restructurings and waivers, and exercises and preservations of rights and remedies hereunder).

9.5. Successors; Assignment. This Agreement will bind and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and representatives. Prior to the Closing, no Rollover Investor may assign any of such Rollover Investor’s rights hereunder, and, after the Closing, each Rollover Investor may assign any of such Rollover Investor’s rights hereunder only in connection with a transfer of such Rollover Investor’s Rollover Securities in compliance with the terms and conditions of the Stockholders Agreement and the Registration Rights Agreement.

9.6. Stock Redemption Agreements. Each of the Founders acknowledges and agrees that any Stock Redemption Agreement to which he, she or it and the Target (or any of its affiliates) are party (or other right in effect prior to the Closing Date to require the Company or its Affiliates to purchase any equity securities that he, she or it may hold) will be of no further force and effect from and after the Closing (except to the extent set forth in the Stockholders Agreement).

9.7. Survival. All covenants, agreements, representations and warranties made herein will survive the execution and delivery hereof and the transfer of any Rollover Securities.

9.8. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which will together constitute one and the same instrument.

10. Governing Law; Disputes.

10.1. Governing Law. This Agreement and all claims arising in whole or in part out of, based on or in connection with this Agreement will be governed by and construed in accordance with the domestic substantive laws of the State of New York, without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

10.2. Consent to Jurisdiction. Each party to this Agreement, by his, her or its execution hereof, (a) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York, City of New York, County of New York for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement, or relating to the subject matter hereof, (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that he, she or it is not subject personally to the jurisdiction of the above-named courts, that his, her or its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court and (c) hereby agrees neither to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement, or relating to the subject matter hereof other than before one of the above-named courts, nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which he, she or it may assert indemnification rights set forth in this agreement, the court in which such litigation is being heard shall be deemed to be included in clause (a) above. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by New York law, and agrees that service of process by registered or certified mail, return receipt requested, at his, her or its address specified pursuant to Section 11.2 of the Stockholders Agreement is reasonably calculated to give actual notice.

10.3. Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH OF THE PARTIES HERETO HEREBY WAIVES, AND COVENANTS THAT HE, SHE OR IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, CAUSE OF ACTION, ACTION, SUIT OR PROCEEDING ARISING IN WHOLE OR IN PART OUT OF, BASED ON OR IN CONNECTION WITH THIS AGREEMENT OR THE SUBJECT MATTER HEREOF (IN CONTRACT, TORT OR OTHERWISE), IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT OR OTHERWISE. ANY OF THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10.3 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH OF THE PARTIES HERETO TO THE WAIVER OF HIS, HER OR ITS RIGHT TO TRIAL BY JURY.

10.4. Reliance. Each of the parties hereto acknowledges that he, she or it has been informed by each other party that the provisions of this Section 10 constitute a material inducement upon which such party is relying and will rely in entering into this Agreement and the transactions contemplated hereby.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound by the terms hereof, have caused this Agreement to be executed, under seal, as of the date first above written by their officers or other representatives thereunto duly authorized.

THE COMPANY:	KANGAROO HOLDINGS, INC.

	By:	/s/ Ian Blasco
Name: Ian Blasco
Title: Vice President

Founder Rollover Agreement

ROLLOVER INVESTOR:	CTS EQUITIES LIMITED PARTNERSHIP
By: CTS EQUITIES, LLC
Its: General Partner
	By:	/s/ Chris T. Sullivan
Name: Chris T. Sullivan
Its: Manager

Founder Rollover Agreement

ROLLOVER INVESTOR:	CHRIS T. SULLIVAN FOUNDATION

	By:	/s/ Chris T. Sullivan
Name: Chris T. Sullivan
Its: President

ASHLEY SULLIVAN IRREVOCABLE TRUST

By:	/s/ Ava Forney
Ava Forney, Trustee

ALEXANDER SULLIVAN IRREVOCABLE TRUST

By:	/s/ Ava Forney
Ava Forney, Trustee

/s/ Ashley Sullivan
ASHLEY SULLIVAN

/s/ Alexander Sullivan
ALEXANDER SULLIVAN

Founder Rollover Agreement

ROLLOVER INVESTOR:	RDB EQUITIES LIMITED PARTNERSHIP

By: RDB EQUITIES, LLC
Its: General Partner

	By:	/s/ Robert D. Basham
Name: Robert D. Basham
Its: manager

Founder Rollover Agreement

ROLLOVER INVESTOR:	JTG EQUITIES LIMITED PARTNERSHIP

By: JTG EQUITIES, LLC
Its: General Partner

	By:	/s/ John T. Gannon
Name: John T. Gannon
Its: Manager

Founder Rollover Agreement

Schedule 1 to

Founder Rollover Agreement

ROLLOVER SHARES AND ROLLOVER SECURITIES

Name of Rollover Investor	Number of Rollover Shares	Number of Rollover Securities
CTS Equities Limited Partnership	1,329,479	5,317,916
Chris T. Sullivan Foundation	148,582	611,415
Ashley Sullivan Irrevocable Trust	35,532	146,214
Alexander Sullivan Irrevocable Trust	34,532	142,099
Ashley Sullivan	1,283	5,280
Alexander Sullivan	1,284	5,284
RDB Equities Limited Partnership	2,151,163	8,604,652
JTG Equities Limited Partnership	300,000	1,200,000

Schedule 2 to

Founder Rollover Agreement

POST-CLOSING EQUITY OWNERSHIP IN KANGAROO HOLDINGS, INC.

Name / Entity	Issued Shares	Rollover Shares	Restricted Stock	Options	Fully Diluted Shares	Fully Diluted Ownership %
Bain Capital (OSI) IX, L.P.	54,006,581.7				54,006,581.7	49.39%
Bain Capital (OSI ) IX Coinvestment, L.P.	15,295,202.8				15,295,202.8	13.99%
BCIP TCV, LLC	126,959.0				126,959.0	0.12%
Bain Capital Integral Investors 2006, LLC	637,456.1				637,456.1	0.58%
BCIP Associates - G	8,800.4				8,800.4	0.01%
Catterton Partners VI - Kangaroo, L.P.	10,000,000				10,000,000	9.15%
Catterton Partners VI - Kangaroo Coinvest, L.P.	4,500,000				4,500,000	4.12%
CTS Equities Limited Partnership (BOA)	1,126,104				1,126,104	1.03%
CTS Equities Limited Partnership (Wach.)	1,200,000				1,200,000	1.10%
CTS Equities Limited Partnership (Sun)	2,991,812				2,991,812	2.74%
Chris T. Sullivan Foundation	611,415				611,415	0.56%
Ashley Sullivan Irrevocable Trust	146,214				146,214	0.13%
Alexander Sullivan Irrevocable Trust	142,099				142,099	0.13%
Ashley Sullivan	5,280				5,280	0.00%
Alexander Sullivan	5,284				5,284	0.00%
RDB Equities Limited Partnership	8,604,652				8,604,652	7.87%
JTG Equities Limited Partnership	1,200,000				1,200,000	1.10%
Mark Aaron	100,000				100,000	0.09%
A. William Allen, III			1,851,750	497,482	2,349,232	2.15%
Stephanie L. Amberg	5,000		8,230		13,230	0.01%
Paul E. Avery			1,234,500	459,214	1,693,714	1.55%
Richard J. Beach			16,460		16,460	0.02%
Jody Bilney			102,875		102,875	0.09%
Karen C. Bremer	5,000				5,000	0.00%
Michael W. Coble	100,000				100,000	0.09%
John W. and Trudy I. Cooper	100,000				100,000	0.09%
William A. Daniel			61,725		61,725	0.06%
Stephen C. Erickson	50,000				50,000	0.05%
Donald R. Everts	80,000				80,000	0.07%
Curtis H. Fox	5,000				5,000	0.00%
Randy Graham	15,000				15,000	0.01%
Matthew P. Halme	5,000		16,460		21,460	0.02%
Joseph W. Hartnett	5,000		41,150		46,150	0.04%
Dennis L. Hood	10,000				10,000	0.01%
Joseph Larry Jackson			20,575		20,575	0.02%
Joseph J. Kadow			308,625	319,810	628,435	0.57%
Joseph Kadow CUST for Emily Kadow UNDER FLORIDA UTMA	10,000				10,000	0.01%

Name / Entity	Issued Shares	Rollover Shares	Restricted Stock	Options	Fully Diluted Shares	Fully Diluted Ownership %
Joseph Kadow CUST for Katherine Kadow UNDER FLORIDA UTMA	10,000				10,000	0.01%
William J. Kadow	20,000		82,300		102,300	0.09%
Gregory A. Laney	5,000		16,460		21,460	0.02%
William G. Leahy	10,000				10,000	0.01%
Kelly M. Lefferts	5,000		20,575		25,575	0.02%
C. Howard Leigh			41,150		41,150	0.04%
John A. Massari			24,690		24,690	0.02%
Richard E. Meyer	100,000				100,000	0.09%
Dirk A. Montgomery			411,500	153,071	564,571	0.52%
James Morey			102,875		102,875	0.09%
Stephen S. Newton	15,000				15,000	0.01%
Steven A. Overholt	100,000				100,000	0.09%
James Pollard	30,000				30,000	0.03%
Dennis L. Prescott	20,000		41,150		61,150	0.06%
Martin Reichenthal	50,000		61,725		111,725	0.10%
Richard Renninger			102,875		102,875	0.09%
Lindon D. Richardson	10,000		41,150		51,150	0.05%
Mark Running	25,000				25,000	0.02%
Amanda L. Shaw			4,115		4,115	0.00%
Steven T. Shlemon	30,000	306,156			336,156	0.31%
Steven T. Shlemon CUST Steven Michael Shlemon UNDER THE FL UNIF TRAN MIN ACT		6,617			6,617	0.01%
Jeffrey S. Smith	45,000				45,000	0.04%
Steven C. Stanley			41,150		41,150	0.04%
Irene Wenzel	10,000		20,575		30,575	0.03%
Fred T. Williams			32,920		32,920	0.03%
Current Option Pool				483,814	483,814	0.44%
Options res’d for later issuance				820,025	820,025	0.75%
Total	101,582,860	312,773	4,707,560	2,733,415	109,336,608	100.00%

Total Shares issued at close	106,603,193					97.5%
Option Pool	2,733,415					2.5%

Total Fully Diluted Shares	109,336,608					100.0%